Exhibit 10.28

FIFTH AMENDMENT TO AIR CARGO CENTER LEASE

THIS FIFTH AMENDMENT TO AIR CARGO CENTER LEASE (the "Fifth

Amendment") is entered into as of the 3rd day of March 2024, by and between MCP CARGO, LLC, a Nevada limited liability company ("Landlord") and A-M GLOBAL LOGISTICS, LLC, a Delaware limited liability company ("Tenant").

R E C I T A L S

A.
Landlord and Tenant entered into that certain Air Cargo Center Lease, dated November 21, 2014, (the "Lease") as thereafter amended by that certain First Amendment dated August 28, 2015, Second Amendment dated December 17, 2015, , Third Amendment dated June 18, 2018, , and Fourth Amendment dated November 17, 2023 (the “First Amendment, Second Amendment, Third Amendment and Fourth Amendment”), hereinafter collectively referred to along with the Original Lease as the “Lease” (“Lease”) for the leasing of the Premises located in the Marnell Airport Center, at 6055 Surrey Street, Las Vegas, NV 89119 more commonly known as Building 2 (“ACC 2”), Suites 103, 105 & 108, consisting of Twenty Four Thousand Seven Hundred Forty-Three (24,743) square feet of floor area (the "Premises").

B.
Landlord and Tenant wish to amend the Lease, on the terms and conditions contained herein.

NOW, THEREFORE, based upon the covenants and promises contained herein and other good and valuable consideration, Landlord and Tenant mutually agree as follows:

1.
COMMENCMENT DATE/EXPANSION SPACE: Landlord shall deliver the Expansion Space to the Tenant on April 1, 2024 and Commencement Date for the Expansion Space, shall commence thirty (30) days after Landlord has delivered the Expansion Space to Tenant, which shall be May 1, 2024 (the "New Commencement Date").

2.
LEASE TERM: For clarification and avoidance of doubt the amended Lease Term expires April 30, 2030 and Tenant has 1 (One) Extension Option under Section 2.2 of the Lease.

3.
MISCELLANEOUS: Except as modified herein, the Lease shall remain in full force and effect. All capitalized terms not defined herein shall have the same meaning as defined in the Lease. This Fifth Amendment may be executed in counterparts. Each of said counterparts, when so executed and delivered, shall be deemed an original and, taken together, shall constitute but one and the same instrument. This Fifth Amendment may be executed by a facsimile of the signature of any party, with the facsimile signature having the same force and effect as if this consent had been executed by the actual signature of any party.

IN WITNESS WHEREOF, this Fifth Amendment has been executed on the day and year above written.

LANDLORD:

MCP CARGO, LLC

a Nevada limited liability company

By: /s/ Gregory K Wells

Title: Manager

TENANT:

A-M GLOBAL LOGISTICs, LLC,

a Delaware limited liability company

By: /s/ Brian Aquilino

Title: COO